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                                                                     EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, incorporated by reference into this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-61932, 33-59185, 33-59183, 333-31847.



Arthur Andersen LLP
Boston, Massachusetts
March 31, 1999